EXHIBIT 10.2

ADMINISTRATION AGREEMENT

among

ONYX ACCEPTANCE OWNER TRUST 2005-A,

as Issuer,

ONYX ACCEPTANCE CORPORATION,

as Administrator,

ONYX ACCEPTANCE FINANCIAL CORPORATION,

as Seller,

and

JPMORGAN CHASE BANK, N.A.

as Indenture Trustee

and Trust Agent

Dated as of February 23, 2005

i

This ADMINISTRATION AGREEMENT, dated as of February 23, 2005, is among ONYX ACCEPTANCE OWNER TRUST 2005-A (the “Issuer”), ONYX ACCEPTANCE CORPORATION (“Onyx” or in its capacity as administrator, the “Administrator”), ONYX ACCEPTANCE FINANCIAL CORPORATION (the “Seller”) and JPMORGAN CHASE BANK, N.A. not in its individual capacity but solely as Indenture Trustee (the “Indenture Trustee”) and Trust Agent (“Trust Agent”).

W I T N E S S E T H :

WHEREAS, the Issuer is a statutory trust under the Delaware Statutory Trust Act governed by an Amended and Restated Trust Agreement dated as of February 23, 2005 (the “Trust Agreement”) between the Seller, as Depositor, Wilmington Trust Company, as Owner Trustee (the “Owner Trustee”) and JPMorgan Chase Bank, N.A., as Trust Agent.

WHEREAS, the Issuer is issuing 2.84975% Auto Loan Backed Notes, Class A-1, 3.38% Auto Loan Backed Notes, Class A-2, 3.69% Auto Loan Backed Notes, Class A-3, and 3.91% Auto Loan Backed Notes, Class A-4 (collectively, the “Notes”) pursuant to the Indenture, dated as of the date hereof (the “Indenture”), between the Issuer and the Indenture Trustee (capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Indenture or if not defined therein, then in the Sale and Servicing Agreement (as defined below));

WHEREAS, the Issuer has entered into certain agreements in connection with the issuance of the Notes including (i) a Sale and Servicing Agreement, dated as of the date hereof (the “Sale and Servicing Agreement”), between the Issuer, the Seller, Onyx, as servicer and custodian (in such capacity, the “Servicer” or the “Custodian”), the Indenture Trustee and the Trust Agent, (ii) a Letter of Representations, dated February 23, 2005, among the Issuer, the Indenture Trustee and The Depository Trust Company (“DTC”) relating to the Notes (the “Depository Agreement”), (iii) the Trust Agreement and (iv) the Indenture (the Sale and Servicing Agreement, the Depository Agreement, the Trust Agreement and the Indenture being referred to hereinafter collectively as the “Related Agreements”);

WHEREAS, pursuant to the Related Agreements, the Issuer and the Owner Trustee or the Trust Agent, as the case may be, are required to perform certain duties in connection with (i) the Notes and the Collateral therefor pledged pursuant to the Indenture and (ii) the beneficial ownership interests in the Issuer represented by the residual interest instruments (the “Residual Interest Instruments”) (the registered holders of such interests being referred to herein as the “Owners”);

WHEREAS, the Issuer, the Owner Trustee and the Trust Agent desire to have the Administrator perform certain of the duties of the Issuer, the Owner Trustee and the Trust Agent referred to in the preceding clause and to provide such additional services consistent with the terms of this Agreement and the Related Agreements as the Issuer, the Owner Trustee and the Trust Agent may from time to time request; and

WHEREAS, the Administrator has the capacity to provide the services required hereby and is willing to perform such services for the Issuer, the Owner Trustee and the Trust Agent on the terms set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Duties of the Administrator.

(a) Duties with Respect to the Depository Agreement and the Indenture.

(i) The Administrator agrees to perform all its duties as Administrator and the duties of the Issuer and the Owner Trustee under the Depository Agreement. In addition, the Administrator shall consult with the Owner Trustee regarding the duties of the Issuer or the Owner Trustee under the Indenture and the Depository Agreement. The Administrator shall monitor the performance of the Issuer and shall advise the Owner Trustee when action is necessary to comply with the respective duties of the Issuer, the Owner Trustee or the Trust Agent under the Indenture and the Depository Agreement. The Administrator shall prepare for execution by the Issuer, or shall cause the preparation by other appropriate persons of, all such documents, reports, filings, instruments, certificates and opinions that it shall be the duty of the Issuer, the Owner Trustee or the Trust Agent to prepare, file or deliver pursuant to the Indenture and the Depository Agreement. In furtherance of the foregoing, the Administrator shall take all appropriate action that the Issuer or the Owner Trustee or Trust Agent is required to take pursuant to the Indenture including, without limitation, such of the foregoing as are required with respect to the following matters under the Indenture (references are to Sections of the Indenture):

(A) the preparation of or obtaining of the documents and instruments required for execution and authentication of the Notes and delivery of the same to the Indenture Trustee (Section 2.02);

(B) the duty to cause the Note Register to be kept and to give the Indenture Trustee notice of any appointment of a new Note Registrar and the location, or change in location, of the Note Register (Section 2.04);

(C) the notification of Noteholders, MBIA Insurance Corporation (the “Insurer”) and the Rating Agencies of the final principal payment on the Notes or the duty to cause the Indenture Trustee to provide such notification (Section 2.07(b));

(D) the acceptance of delivery, cancellation and disposition of Notes surrendered for payment, registration of transfer, exchange or redemption (Section 2.08);

(E) the preparation, obtaining or filing of the instruments, opinions and certificates and other documents required for the release of Collateral (Section 2.12);

(F) the duty to cause newly appointed Paying Agents, if any, to deliver to the Indenture Trustee the instrument specified in the Indenture regarding funds held in trust (Section 3.03);

(G) the direction to the Indenture Trustee to deposit monies with Paying Agents, if any, other than the Indenture Trustee (Section 3.03);

(H) the obtaining and preservation of the Issuer’s qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes and the Collateral (Section 3.04);

(I) the preparation of all supplements and amendments to the Indenture and all financing statements, continuation statements, instruments of further assurance and other instruments and the taking of such other action as is necessary or advisable to protect the Collateral (Section 3.05);

(J) the delivery of the Opinion of Counsel on the Closing Date and the annual delivery of Opinions of Counsel as to the Collateral, and the annual delivery of the Officer’s Certificate and certain other statements as to compliance with the Indenture (Sections 3.06 and 3.09);

(K) the identification to the Indenture Trustee and the Insurer in an Officer’s Certificate of a Person with whom the Issuer has contracted to perform its duties under the Indenture (Section 3.07(b));

(L) the preparation and obtaining of documents and instruments required for the release of the Issuer from its obligations under the Indenture (Section 3.10(b));

(M) the delivery of written notice to the Indenture Trustee, Trust Agent, the Insurer and each Rating Agency of each Event of Default under the Indenture and each default by the Servicer or the Seller under the Sale and Servicing Agreement (Section 3.15);

(N) the monitoring of the Issuer’s obligations as to the satisfaction and discharge of the Indenture, the release of the Collateral from the lien of the Indenture, and the preparation of an Officer’s Certificate and the obtaining of the Opinion of Counsel and the Independent Certificate relating thereto (Section 4.01);

(O) the compliance with any written directive of the Indenture Trustee or the Insurer, as the case may be, with respect to the sale of the Collateral in a commercially reasonable manner if an Event of Default shall have occurred and be continuing (Section 5.04);

(P) the preparation and delivery of notice to Noteholders of the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee (Section 6.08);

(Q) the preparation of any written instruments required to confirm more fully the authority of any co-trustee or separate trustee and any written instruments necessary in connection with the resignation or removal of the Indenture Trustee or any co-trustee or separate trustee (Sections 6.08 and 6.10);

(R) the furnishing of the Indenture Trustee with the names and addresses of Noteholders during any period when the Indenture Trustee is not the Note Registrar (Section 7.01);

(S) the preparation and, after execution by the Issuer, the filing with the Commission, any applicable state agencies and the Indenture Trustee of documents required to be filed on a periodic basis with, and summaries thereof as may be required by rules and regulations prescribed by, the Commission and any applicable state agencies and the transmission of such summaries, as necessary, to the Noteholders (Section 7.03);

(T) the opening of one or more accounts in the Issuer’s name, the preparation and delivery of Issuer Orders, Officer’s Certificates and Opinions of Counsel and all other actions necessary with respect to investment and reinvestment of funds in the Trust Accounts (Section 8.02);

(U) the preparation of an Issuer Request and Officer’s Certificate and the obtaining of an Opinion of Counsel and Independent Certificates, if necessary, for the release of the Collateral (Sections 8.04 and 8.05);

(V) the preparation of Issuer Orders and the obtaining of Opinions of Counsel with respect to the execution of supplemental indentures and the mailing to the Noteholders of notices with respect to such supplemental indentures (Sections 9.01, 9.02 and 9.03);

(W) the execution and delivery of new Notes conforming to any supplemental indenture (Section 9.06);

(X) the duty to notify Noteholders, the Insurer and the Rating Agencies of redemption of the Notes or to cause the Indenture Trustee to provide such notification (Section 10.02);

(Y) the preparation and delivery of all Officer’s Certificates, Opinions of Counsel and Independent Certificates with respect to any requests by the Issuer to the Indenture Trustee to take any action under the Indenture (Section 11.01(a));

(Z) the preparation and delivery of Officer’s Certificates and the obtaining of Independent Certificates, if necessary, for the release of property from the lien of the Indenture (Section 11.01(b));

(AA) the notification of the Rating Agencies, upon the failure of the Issuer, the Trust Agent or the Indenture Trustee to give such notification, of the information required pursuant to Section 11.04 of the Indenture (Section 11.04);

(BB) the preparation and delivery to Noteholders and the Indenture Trustee of any agreements with respect to alternate payment and notice provisions (Section 11.06);

(CC) the recording of the Indenture, if applicable (Section 11.15).

(ii) The Administrator will:

(A) pay the Indenture Trustee from time to time reasonable compensation for all services rendered by the Indenture Trustee under the Indenture (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) (Section 6.07);

(B) except as otherwise expressly provided in the Indenture, reimburse each of the Indenture Trustee and the Trust Agent upon its request for all reasonable expenses, disbursements and advances incurred or made by the Indenture Trustee or the Trust Agent in accordance with any provision of the Indenture or the Trust Agreement, as applicable (including the reasonable compensation, expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith (Section 6.07);

(C) indemnify the Indenture Trustee and its agents for, and hold them harmless against, any loss, liability or expense incurred without negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of the transactions contemplated by the Indenture, including the reasonable costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties under the Indenture (Section 6.07);

(D) pay to each of the Owner Trustee and the Trust Agent from time to time reasonable compensation for all services rendered by the Owner Trustee and the Trust Agent under the Trust Agreement, as set forth in Section 8.01 of the Trust Agreement and reimburse each of the Owner Trustee and the Trust Agent upon their request for all reasonable expenses, disbursements and advances incurred or made by each of the Owner Trustee and the Trust Agent in accordance with any provision of the Trust Agreement (including the reasonable compensation, expenses and disbursements of their agents and counsel), except any such expense, disbursement or advance as may be attributable to their negligence or bad faith; and

(E) indemnify the Owner Trustee, the Trust Agent, each co-trustee and their respective agents for, and hold them harmless against, any loss, liability or expense incurred without negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of the transactions contemplated by the Trust Agreement, including the reasonable costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties under the Trust Agreement.

(b) Additional Duties.

(i) In addition to the duties set forth in Section 1(a)(i), the Administrator shall perform such calculations and shall prepare or shall cause the preparation by other appropriate persons of, and shall execute on behalf of the Issuer or the Owner Trustee or the Trust Agent, all such documents, reports, filings, instruments, certificates and opinions that the Issuer is required to prepare, file or deliver pursuant to the Related Agreements or Section 5.05 of the Trust Agreement, and at the request of the Owner Trustee shall take all appropriate action that the Issuer is required to take pursuant to the Related Agreements. In furtherance thereof, the Owner Trustee and the Trust Agent shall each, on behalf of itself and in the case of the Owner Trustee, on behalf of the Issuer, execute and deliver to the Administrator and to each successor Administrator appointed pursuant to the terms hereof, one or more powers of attorney substantially in the forms of Exhibits A and B hereto, appointing the Administrator the attorney-in-fact of the Owner Trustee, the Trust Agent and the Issuer for the purpose of executing on behalf of the Owner Trustee, the Trust Agent and the Issuer all such documents, reports, filings, instruments, certificates and opinions. Subject to Section 5, and in accordance with the directions of the Owner Trustee and the Trust Agent, the Administrator shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Related Agreements) as are not covered by any of the foregoing provisions and as are expressly requested by the Owner Trustee or the Trust Agent and are reasonably within the capability of the Administrator.

(ii) Notwithstanding anything in this Agreement or the Related Agreements to the contrary, the Administrator shall be responsible for promptly notifying the Owner Trustee in the event that any withholding tax is imposed on the Trust’s payments (or allocations of income) to an Owner as contemplated in Section 5.02(c) of the Trust Agreement. Any such notice shall specify the amount of any withholding tax required to be withheld by the Trust Agent pursuant to such provision.

(iii) Notwithstanding anything in this Agreement or the Related Agreements to the contrary, the Administrator shall be responsible for performance of the duties of the Owner Trustee and Trust Agent set forth in Section 5.05(a), (b), (c) and (d), the penultimate sentence of Section 5.05 and Section 5.06(a) of the Trust Agreement with respect to, among other things, accounting and reports to Owners; provided, however, that the Trust Agent shall retain responsibility for the distribution of the Schedule K-1s necessary to enable each Owner to prepare its federal and state income tax returns.

(iv) [Reserved].

(v) The Administrator shall provide written notice to the Indenture Trustee upon notification to the Administrator that the Clearing Agency is no longer willing or able to properly discharge its responsibilities as described in the Depository Agreement. Upon the receipt of such notification from the Clearing Agency, the Administrator shall use reasonable efforts to locate and appoint a qualified successor Clearing Agency.

(vi) The Administrator shall have the rights and perform the duties of the Administrator specified in Section 2.11 of the Trust Agreement in connection with the separateness covenants of the Trust, Section 3.04 of the Trust Agreement in connection with the appointment of the Certificate Registrar, Section 3.10 of the Trust Agreement in connection with the removal and appointment of the Paying Agent, and Section 10.02 of the Trust Agreement required to be performed in connection with the resignation or removal of the Owner Trustee, and any other duties expressly required to be performed by the Administrator under the Trust Agreement.

(vii) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer or the Insurer and shall be, in the Administrator’s opinion, no less favorable to the Issuer than would be available from unaffiliated parties.

(c) Non-Ministerial Matters.

(i) With respect to matters that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action unless within a reasonable time before the taking of such action, the Administrator shall have notified the Trust Agent and the Insurer of the proposed action and the Trust Agent and the Insurer shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, “non-ministerial matters” shall include, without limitation:

(A) the amendment of or any supplement to the Indenture;

(B) the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Contracts);

(C) the amendment, change or modification of the Related Agreements;

(D) the appointment of successor Note Registrars, successor Paying Agents and successor Indenture Trustees pursuant to the Indenture or the appointment of a successor Administrator or a successor Servicer, or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee of its obligations under the Indenture; and

(E) the removal of the Indenture Trustee.

(ii) Notwithstanding anything to the contrary in this Agreement, the Administrator shall not be obligated to, and shall not, (A) make any payments to the Noteholders under the Related Agreements, (B) sell the Collateral pursuant to clause (iv) of Section 5.04(a) of the Indenture, (C) take any other action that the Issuer directs the Administrator not to take on its behalf or (D) take any other action which may be construed as having the effect of varying the investment of the Holders.

Section 2. Records. The Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuer at any time during normal business hours.

Section 3. Compensation. As compensation for the performance of the Administrator’s obligations under this Agreement and as reimbursement for its expenses related thereto, the Administrator, if the Administrator is not Onyx, shall be entitled to an annual payment of compensation which shall be payable by the Trust pursuant to the Trust Agreement.

Section 4. Additional Information to be Furnished to the Issuer. The Administrator shall furnish to the Issuer from time to time such additional information regarding the Collateral as the Issuer shall reasonably request.

Section 5. Independence of the Administrator. For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer, the Owner Trustee, the Indenture Trustee or the Trust Agent with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer, the Administrator shall have no authority to act for or represent the Issuer, the Owner Trustee, the Indenture Trustee or the Trust Agent in any way and shall not otherwise be deemed an agent of the Issuer, the Owner Trustee, the Indenture Trustee or the Trust Agent.

Section 6. No Joint Venture. Nothing contained in this Agreement (i) shall constitute the Administrator and either of the Issuer, the Owner Trustee, the Indenture Trustee or the Trust Agent as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

Section 7. Other Activities of Administrator. Nothing herein shall prevent the Administrator or its Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other Person or entity even though such person or entity may engage in business activities similar to those of the Issuer, the Owner Trustee, the Trust Agent or the Indenture Trustee.

Section 8. Term of Agreement; Resignation and Removal of Administrator. This Agreement shall continue in force until the dissolution of the Issuer, upon which event this Agreement shall automatically terminate.

(a) Subject to Sections 8(d) and 8(e), the Administrator may resign its duties hereunder by providing the Issuer with at least 60 days’ prior written notice.

(b) Subject to Sections 8(d) and 8(e), the Issuer may remove the Administrator without cause by providing the Administrator with at least 60 days’ prior written notice.

(c) Subject to Sections 8(d) and 8(e), at the sole option of the Issuer, the Administrator may be removed immediately upon written notice of termination from the Issuer to the Administrator if any of the following events shall occur:

(i) any failure by the Administrator to duly observe or perform in any material respect any of its material covenants or agreements in this Agreement or the Related Agreements, which failure materially and adversely affects the rights of the Issuer, the Insurer or the Noteholders, and which continues unremedied for 60 days (or for such longer period not in excess of 90 days as may be reasonably necessary to remedy such failure; provided that (i) such failure is capable of remedy within 90 days or less and (ii) the Controlling Party consents to such longer cure period) after discovery thereof by a Responsible Officer of the Administrator or receipt by the Administrator of written notice thereof from the Indenture Trustee or the Insurer;

(ii) the Administrator suffers a Bankruptcy Event.

The Administrator agrees that if any of the events specified in clauses (ii) or (iii) above shall occur, it shall give written notice thereof to the Issuer and the Indenture Trustee within seven days after the occurrence of such event.

(d) No resignation or removal of the Administrator pursuant to this Section shall be effective until (i) a successor Administrator shall have been appointed by the Issuer with the consent of the Insurer and (ii) such successor Administrator shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Administrator is bound hereunder.

(e) The appointment of any successor Administrator shall be effective only after satisfaction of the Rating Agency Condition with respect to the proposed appointment.

(f) Subject to Section 8(d) and 8(e), the Administrator acknowledges that upon the appointment of a Successor Servicer pursuant to the Sale and Servicing Agreement and the consent of such Successor Servicer to its appointment as Administrator, the Administrator shall immediately resign and such Successor Servicer shall automatically become the Administrator under this Agreement; provided, however, that this subsection (f) shall not apply at such times as the Indenture Trustee shall be the Successor Servicer.

Section 9. Resignation of Trust Agent. If the Trust Agent shall become incapable of acting, resign or be removed in accordance with the Trust Agreement, the Owner Trustee shall assume all rights, duties and obligations of the Trust Agent under this Agreement.

Section 10. Action upon Termination, Resignation or Removal. Promptly upon the effective date of termination of this Agreement pursuant to the first sentence of Section 8 or the resignation or removal of the Administrator pursuant to Section 8(a), (b) or (c), respectively, the Administrator shall be entitled to be paid all fees and reimbursable expenses accruing to it to the date of such termination, resignation or removal. The Administrator shall forthwith upon such termination pursuant to the first sentence of Section 8 deliver to the Issuer all property and documents of or relating to the Collateral then in the custody of the Administrator. In the event of the resignation or removal of the Administrator pursuant to Section 8(a), (b) or (c), respectively, the Administrator shall cooperate with the Issuer and take all reasonable steps requested to assist the Issuer in making an orderly transfer of the duties of the Administrator.

Section 11. Notices. All demands, notices and communications under this Agreement shall be in writing, personally delivered or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt in the case of

(a) the Issuer or the Owner Trustee, to:

Onyx Acceptance Owner Trust 2005-A

c/o Wilmington Trust Company

Rodney Square North

1100 North Market Street

Wilmington, Delaware 19890-1600

(b) the Administrator, to:

Onyx Acceptance Corporation

27051 Towne Centre Drive, Suite 100

Foothill Ranch, California 92610

Attention: Michael A. Krahelski, Assistant Secretary

and to:

Capital One Auto Finance, Inc.

and at Capital One Auto Finance, Inc.,

1680 Capital One Drive, McLean, Virginia 22102,

Attention: Manager of Securitization

(c) the Seller, to:

Onyx Acceptance Financial Corporation

27051 Towne Centre Drive, Suite 200

Foothill Ranch, California 92610

Attention: Donald P. Duffy, CFO

and to:

Capital One Auto Finance, Inc.

and at Capital One Auto Finance, Inc.,

1680 Capital One Drive, McLean, Virginia 22102,

Attention: Manager of Securitization

(d) the Indenture Trustee or the Trust Agent, to:

JPMorgan Chase Bank, N.A.

4 New York Plaza, 6th Floor

New York, New York 10004

Attention: Institutional Trust Services/Global Debt –

Onyx Acceptance Owner Trust 2005-A

(e) the Insurer, to:

MBIA Insurance Corporation

113 King Street

Armonk, New York 10504

Attention: Insured Portfolio Management,

Structured Finance

or to such other address as any party shall have provided to the other parties in writing. Any notice required to be in writing hereunder shall be deemed given if such notice is mailed by certified mail, postage prepaid, or hand-delivered to the address of such party as provided above.

Section 12. Amendments. This Agreement may be amended from time to time by a written amendment duly executed and delivered by the parties hereto, with the written consent of the Insurer and the Owner Trustee but without the consent of the Noteholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders; provided that such amendment will not, in the Opinion of Counsel satisfactory to the Indenture Trustee, materially and adversely affect the interest of any Noteholder. This Agreement may also be amended by the parties hereto with the written consent of the Owner Trustee, the Insurer and the holders of Notes evidencing at least a majority of the Outstanding Amount of the Notes for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of Noteholders; provided, however, that no such amendment may (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the Contracts or distributions that are required to be made for the benefit of the Noteholders or (ii) reduce the aforesaid percentage of the holders of Notes which are required to consent to any such amendment, without the consent of the holders of all outstanding Notes. Notwithstanding the foregoing, the Administrator may not amend this Agreement without the permission of the Seller, which permission shall not be unreasonably withheld.

Section 13. Successors and Assigns. This Agreement may not be assigned by the Administrator unless such assignment is previously consented to in writing by the Issuer, the Owner Trustee, the Insurer, the Indenture Trustee and the Trust Agent and subject to the satisfaction of the Rating Agency Condition in respect thereof. An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Administrator is bound hereunder. Notwithstanding the foregoing, this Agreement may be assigned by the Administrator without the consent of the Issuer, the Insurer, the Indenture Trustee, the Owner Trustee or the Trust Agent to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Administrator; provided that such successor organization executes and delivers to the Issuer, the Insurer, the Owner Trustee, the Trust Agent and the Indenture Trustee an agreement, in form and substance reasonably satisfactory to the Issuer, the Owner Trustee, the Trust Agent, the Indenture Trustee and the Insurer, in which such corporation or other organization agrees to be bound hereunder by the terms of said assignment in the same manner as the Administrator is bound hereunder. Subject to the foregoing, this Agreement shall bind any successors or assigns of the parties hereto.

Section 14. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL, SUBSTANTIVE LAWS OF THE STATE OF NEW YORK INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING TO THE MAXIMUM EXTENT PERMITTED BY LAW ALL OTHER RULES THEREOF RELATING TO CONFLICTS OF LAW AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 15. Headings. The section and subsection headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

Section 16. Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same agreement.

Section 17. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 18. Not Applicable to Onyx in Other Capacities. Nothing in this Agreement shall affect any obligation Onyx may have in any other capacity.

Section 19. Limitation of Liability of Owner Trustee and Indenture Trustee.

(a) Notwithstanding anything contained herein to the contrary, this instrument has been countersigned by Wilmington Trust Company, not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer, and in no event shall Wilmington Trust Company in its individual capacity or any beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

(b) Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by JPMorgan Chase Bank, N.A. not in its individual capacity but solely as Indenture Trustee and Trust Agent and in no event shall JPMorgan Chase Bank, N.A. have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

Section 20. Third-Party Beneficiary. The Owner Trustee and the Insurer are third-party beneficiaries to this Agreement and are entitled to the rights and benefits hereunder and may enforce the provisions hereof as if they were parties hereto.

Section 21. Nonpetition Covenants.

(a) Notwithstanding any prior termination of this Agreement, the Seller, the Administrator, the Owner Trustee, the Trust Agent and the Indenture Trustee shall not, prior to the date which is one year and one day after the termination of this Agreement with respect to the Issuer, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

(b) Notwithstanding any prior termination of this Agreement, the Issuer, the Administrator, the Owner Trustee, the Trust Agent and the Indenture Trustee shall not, at any time, acquiesce, petition or otherwise invoke or cause the Seller to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Seller under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Seller.

Section 22. Certain Matters Regarding the Insurer. Notwithstanding any provision in this Agreement to the contrary, in the event an Insurer Default shall have occurred and be continuing, the Insurer shall not have the right to take any action under this Agreement or to control or direct the actions of the Issuer, the Administrator, the Indenture Trustee, the Seller, the Owner Trustee or the Trust Agent pursuant to the terms of this Agreement, nor shall the consent of the Insurer be required with respect to any action (or waiver of right to take action) to be taken by the Issuer, the Administrator, the Indenture Trustee, the Seller, the Owner Trustee, the Trust Agent or the holders of the Notes or the Residual Interest Instruments; provided, that the consent of the Insurer shall be required at all times with respect to any amendment of this Agreement.

Section 23. Assignment by Issuer. Each of the Seller and the Administrator hereby acknowledges and consents to any mortgage, pledge, assignment and grant of a security interest by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders of all right, title and interest of the Issuer in, to and under this Agreement and/or the assignment of any or all of the Issuer’s rights and obligations hereunder to the Indenture Trustee.

Section 24. SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.

Each of the parties hereto hereby irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Agreement or any documents executed and delivered in connection herewith, or for recognition and enforcement of any judgment in respect thereof, to the nonexclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;

(b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address determined in accordance with Section 11 of this Agreement;

(d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e) TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, ANY OTHER BASIC DOCUMENT, OR ANY MATTER ARISING HEREUNDER OR THEREUNDER.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

ONYX ACCEPTANCE OWNER TRUST 2005-A

By:	WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee

By:	/s/ Rachel L. Simpson
Name:	Rachel L. Simpson
Title:	Financial Services Officer

ONYX ACCEPTANCE FINANCIAL CORPORATION, as Seller

By:	/s/ Albert A. Ciafre
Name:	Albert A. Ciafre
Title:	Assistant Vice President

JPMORGAN CHASE BANK, N.A., not in its individual capacity but solely as Indenture Trustee and Trust Agent

By:	/s/ Aranka R. Paul
Name:	Aranka R. Paul
Title:	Assistant Vice President

ONYX ACCEPTANCE CORPORATION, as Administrator

By:	/s/ Donald P. Duffy
Name:	Donald P. Duffy
Title:	CFO

Administration Agreement - Signature Page

ACKNOWLEDGED AND AGREED TO:

ONYX ACCEPTANCE CORPORATION, in its capacity as Servicer

By:	/s/ Donald P. Duffy
Name:	Donald P. Duffy
Title:	CFO

Administration Agreement - Signature Page

EXHIBIT A

[Form of Owner Trustee Power of Attorney]

POWER OF ATTORNEY

STATE OF                  )

                                     )

COUNTY OF              )

KNOW ALL MEN BY THESE PRESENTS, that WILMINGTON TRUST COMPANY, a Delaware banking corporation, not in its individual capacity but solely as owner trustee (“Owner Trustee”) for the Onyx Acceptance Owner Trust 2005-A (“Trust”), does hereby make, constitute, and appoint ONYX ACCEPTANCE CORPORATION, as Administrator under the Administration Agreement (as defined below), and its agents and attorneys, as Attorneys-in-Fact to execute on behalf of the Owner Trustee or the Trust all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Owner Trustee or the Trust to prepare, file or deliver pursuant to the Related Agreements (as defined in the Administration Agreement), including, without limitation, to appear for and represent the Owner Trustee and the Trust in connection with the preparation, filing and audit of federal, state and local tax returns pertaining to the Trust, and with full power to perform any and all acts associated with such returns and audits that the Owner Trustee could perform, including without limitation, the right to distribute and receive confidential information, defend and assert positions in response to audits, initiate and defend litigation, and to execute waivers of restriction on assessments of deficiencies, consents to the extension of any statutory or regulatory time limit, and settlements. For the purpose of this Power of Attorney, the term “Administration Agreement” means the Administration Agreement dated as of February 23, 2005, among the Trust, Onyx Acceptance Corporation, as Administrator, Onyx Acceptance Financial Corporation, as Seller, and JPMorgan Chase Bank, N.A., as Indenture Trustee and Trust Agent, as such may be amended from time to time.

All powers of attorney for this purpose heretofore filed or executed by the Owner Trustee are hereby revoked.

EXECUTED this          day of February, 2005.

WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee

By:
Name:
Title:

EXHIBIT B

[Form of Trust Agent Power of Attorney]

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that JPMorgan Chase Bank, N.A., a national banking association, not in its individual capacity but solely as trust agent (“Trust Agent”) for the Onyx Acceptance Owner Trust 2005-A (“Trust”), does hereby make, constitute, and appoint ONYX ACCEPTANCE CORPORATION, as Administrator under the Administration Agreement (as defined below), and its agents and attorneys, as Attorneys-in-Fact to execute on behalf of the Trust Agent all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Trust Agent to prepare, file or deliver pursuant to the Related Documents (as defined in the Administration Agreement), including, without limitation, to appear for and represent the Trust Agent in connection with the preparation, filing and audit of federal, state and local tax returns pertaining to the Trust, and with full power to perform any and all acts associated with such returns and audits that the Trust Agent could perform, including without limitation, the right to distribute and receive confidential information, defend and assert positions in response to audits, initiate and defend litigation, and to execute waivers of restriction on assessments of deficiencies, consents to the extension of any statutory or regulatory time limit, and settlements. For the purpose of this Power of Attorney, the term “Administration Agreement” means the Administration Agreement dated as of February 23, 2005, among the Trust, Onyx Acceptance Corporation, as Administrator, Onyx Acceptance Financial Corporation, as Seller, and JPMorgan Chase Bank, N.A., as Indenture Trustee and Trust Agent, as such may be amended from time to time.

All powers of attorney for this purpose heretofore filed or executed by the Trust Agent are hereby revoked.

EXECUTED this          day of February, 2005.

JPMORGAN CHASE BANK, N.A., not in its individual capacity but solely as Trust Agent

By:
Name:
Title: